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                                                                      Exhibit 10

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS that each of the undersigned officers, directors, and Authorized Representative in the United States of Neurochem Inc. hereby constitutes and appoints Mariano Rodriguez, David Skinner and Dr. Lise Hebert, or any of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file any and all documents relating to this Registration Statement, including any and all amendments, exhibits and supplements thereto, with any regulatory authority, granting unto the said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done.

         Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on this 23rd day of February, 2005.


Name                                        Title

/s/ Francesco Bellini
------------------------------------        Chairman, President, Chief Executive
Francesco Bellini, Ph.D.                    Officer and Director
                                            (Principal Executive Officer)

/s/ Mariano Rodriguez
------------------------------------        Vice President, Finance and Chief
Mariano Rodriguez                           Financial Officer
                                            (Principal Financial and
                                            Accounting Officer)

/s/ Colin Bier
------------------------------------        Director
Colin Bier, Ph.D.

/s/ Jean-Guy Desjardins
------------------------------------        Director
Jean-Guy Desjardins

/s/ Peter Kruyt
------------------------------------        Director
Peter Kruyt

/s/ Francois Legault
------------------------------------        Director
Francois Legault

/s/ Frederick H. Lowy
------------------------------------        Director
Dr. Frederick H. Lowy

/s/ John Molloy
------------------------------------        Director
John Molloy

/s/ Ronald M. Nordmann
------------------------------------        Director
Ronald M. Nordmann

/s/ Graeme K. Rutledge
------------------------------------        Director
Graeme K. Rutledge

/s/ Emil Skamene
------------------------------------        Director
Dr. Emil Skamene


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